                               FIRST AMENDMENT TO LEASE


    This FIRST AMENDMENT TO LEASE ("First Amendment") is made and entered into this 21st day of January 1997, between Nationwide Life Insurance Company, an Ohio corporation (hereinafter "Landlord), and Made2Manage Systems, Inc. formerly known as TekSyn, Inc., an Indiana corporation (hereinafter "Tenant").

                                     WITNESSETH:

    WHEREAS, Landlord and Tenant entered into a certain Lease dated November 2, 1994 ("Lease"), for a term of seventy-six (76) months beginning on the 1st day of March, 1995, and expiring on the 30th day of June, 2001, for the office space designated as Suite 200 on the 2nd Floor in Landlord's four-story building known as "Quad III" and located at 9002 Purdue Road, Indianapolis, Indiana 46268 ("Building"), such office space having a total allocated area of approximately twelve thousand six hundred twelve (12,612) rentable square feet of floor space as shown on Exhibit "A" of the Lease ("Premises"); and

    WHEREAS, Tenant desires to lease a different amount of space beginning April 1, 1997 ("Revised Space"), and Landlord has agreed to lease such Revised Space to Tenant April 1, 1997, and Landlord and Tenant have agreed to further supplement, modify and amend the Lease to revise the space which shall constitute the Leased Premises, and to include other modifications to the Lease necessitated by reason of the revision of space constituting the Leased Premises; and

    WHEREAS, Tenant desires to extend the term of the Lease;

    NOW THEREFORE, in consideration of the mutual covenants of the parties hereto, it is mutually agreed as follows:

1. Effective April 1, 1997, the Leased Premises as defined in the Lease shall include all of Suite 200 on the 2nd Floor and all of Suite 400 on the 4th Floor of the Building, and effective June 1, 1997, the Leased Premises as defined in the Lease shall also include Suite 100 on the 1st Floor of-the Building. The Revised Space as of April 1, 1997, shall be deemed to contain an area of approximately twenty-five thousand two hundred twenty-seven (25,227), rentable square feet of space, and as of June l, 1997, the Leased Premises shall be deemed to contain and area of approximately thirty-two thousand six hundred seven (32,607) rentable square feet of space. The Revised Space is outlined in red on Exhibit "B", Exhibit "B-1" and Exhibit "B-2" attached, hereto and made a part hereof. Both Landlord and Tenant shall make all reasonable and diligent efforts to make the 4th Floor available for occupancy on or around April 1, 1997, and the 1st Floor space available on or around June 1, 1997.

2. Effective April 1, 1997, or upon the substantial completion of the intended interior improvements, whichever is later, Tenant shall pay Landlord base rent for the Revised Space according to the schedule on Exhibit "C" attached hereto and made a part hereof. Effective June 1, 1997, or the date Suite 100 on the 1st Floor of the Building is ready for occupancy by Tenant, whichever date is earlier. Tenant shall pay Landlord base rent for the Revised space according to the schedule on Exhibit "C-1" attached hereto and made a part hereof. Tenant shall incur their prorated share of any increases in the operating expenses that are in excess of the 1997 actual operating expenses incurred for the 4th and 1st Floors, and the 1994 expenses established for the, 2nd Floor, which shall be adjusted to the 1997 expense stop beginning on July l, 2001. Operating expenses shall be adjusted to 100% occupancy if the actual occupancy of the building is less than ninety percent (90%). Tenants proportionate share of the forty-nine thousand five hundred forty (49,540) square feet available in Quad III shall be:

     January 1, 1997 - June 30, 2001:  12,612 SF or 25.46% based on a 1994 expense stop
     April 1, 1997 - May 31, 1997:     12,615 SF or 25.46% based on a 1997
     expense stop
     June 1, 1997 - June 30, 2001:     19,995 SF or 40.36% based on a 1997
     expense stop
     July 1, 2001 - March 31, 2003:    32,607 SF or 65.82% based on a 1997
     expense stop

3. Landlord agrees to make certain leasehold improvements to the Revised Space ("Revised Work"), all in accordance with the basic plans and specifications prepared by Tenant which final plans for the 4th Floor shall be submitted within two (2) weeks after acceptance herein, and finalized floor plans for the 1st Floor by March 7, 1997. The basic plans and specifications are marked Exhibit "D" and are incorporated herein by reference. Upon completion of all Revised Work, Landlord agrees to directly pay the contractors, subcontractors and material suppliers, or to reimburse Tenant upon proof of payment and receipt of waiver of lien documents, a sum not to exceed Two Hundred Sixty-Six Thousand Nine Hundred Fifty-Five and 00/100 Dollars ($266,955.00) for the cost of the Revised Work. To the extent the cost of the Revised Work exceeds Two Hundred Sixty-Six Thousand Nine Hundred Fifty-Five and 00/100 Dollars ($266,955.00,), Tenant shall pay and be solely liable for such excess. The Landlord shall credit Tenant or reduce rent for an amount not to exceed five percent (5%) of the $266,955.00 allowance budgeted but not incurred in the actual build-out.


4.  The term of the Lease shall be extended for one.(i) additional twenty-one
    (21) month period beginning immediately upon the expiration of the original term of the Lease, and expiring at 5:00 p.m. local time on March 31, 2003 ("First Extension Period"); except that Tenant shall have an option to terminate the Lease as amended anytime after June 30, 2001 ("Option to Terminate"). The Option to Terminate shall be exercised by Tenant, if at all, provided (i) Landlord is not able, within three (3) months after Tenant's written request for expansion space on a reasonable date specified by Tenant, to commit to provide at least ninety percent (90%) of the expansion space within "Quad I, Quad II, Quad III or Quad IV" in a configuration that is reasonably useable to Tenant's operations; and (ii) Tenant adheres to the following conditions: (a) Tenant is not in default of the Lease or First Amendment to Lease; (b) Tenant shall not exercise the Option to Terminate prior to June 30, 2001, although notice shall be given six (6) months in advance of June 30, 2001, as provided herein; (c) Tenant shall provide written notice to Landlord of the intent to terminate the Lease not less than six (6) months after Landlord receives the written notice, unless so agreed upon by both parties; and (d) Tenant shall vacate the Premises on or before the termination date. On execution of a termination of Lease, Tenant shall pay Landlord the remaining unamortized costs of the improvement allowance and real estate brokerage fees paid by the Landlord, which shall be calculated based on a six (6) year amortization schedule paid in arrears at ten percent (10%) interest. In addition, Tenant shall pay Landlord through the date of termination all additional rent due, or with respect to any charge payable in arrears, accrued based on the reasonable estimates of Landlord, with a final adjustment within ninety (90) days after the termination date.

         Improvement Allowance:                  $266,955.00
         Real Estate Brokerage Fees:             $116,107.10
         Total Cost:                             $383,062.10

    The unamortized balance on June 30, 2001, based on an April 1, 1997 commencement is $136,197.51;

5. Tenant has deposited with Landlord the sum of Ten Thousand and 00/100 Dollars ($10,000.00) for a Security Deposit [not Thirteen Thousand Four Hundred and 00/100 Dollars ($13,400.00) as stated in the Lease]. Tenant and Landlord agree that on or about April 1, 1997, Five Thousand and 00/100 Dollars ($5,000.00) of the said Security Deposit shall be permanently transferred to the account of Landlord as consideration for the modifications set forth herein, and the remaining Five Thousand and 00/100 Dollars ($5,000.00) shall be applied by Landlord as a credit toward Tenant's future base rent.

6. Tenant shall have the right to erect exterior signage ("Sign") on the east and south facade of the Building as shown on attached Exhibit "E" identifying Tenant as an occupant of the Building. Tenant shall be responsible for all costs associated with the design, manufacture and installation of the Sign, subject to the prior written approval of Landlord as to design, size, color, placement and materials. Tenant shall also be solely responsible for any costs, expenses or charges for maintaining, repairing and replacing the Sign. Tenant may modify or alter the sign with prior written approval of Landlord, which approval shall not be unreasonably withheld. Tenant shall remove the Sign upon the final expiration or earlier termination of the Lease as Amended at Tenant's sole risk and expense, and shall, in a workmanlike manner, properly repair any damage and close any holes caused by the removal of the Sign. Tenant shall be solely responsible to insure that any signage complies with all governmental laws, codes and regulations.

7. Section 11, Page 13 of the Lease shall be modified by inserting "which consent shall not be unreasonably withheld" following the fifth word in the fourth line; and the balance of that sentence, "(and as a condition to such consent, which in any event may be withheld by landlord in it's sole discretion)" shall be deleted.

8. Tenant agrees to keep the provisions of the Lease as amended strictly confidential, and agrees not to disclose to any person or entity not a party to the Lease as amended the terms and contents of the Lease as amended, including, but not limited to, the amount of rental agreed to herein by Tenant, unless the proposed disclosure is authorized in advance and in writing by Landlord.

9. All other terms and conditions of the aforesaid Lease as previously amended shall remain in full force and effect, except as supplemented, modified or amended herein.


IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment as of the day and year first above written, although as a matter of convenience it may be actually signed by the parties on another day.


LANDLORD:                              TENANT:

Nationwide Lift Insurance Company      Made2Manage


By:/s/ Robert H. McNaghten             By:/s/ David B. Wortman
   ---------------------------            ---------------------------
    Robert H. McNaghten                    David B. Wortman
    Vice President                         President

Witness:/s/ Inez L. Bayes              Witness:/s/ Stephen R. Head
       ----------------------                  ----------------------


Witness:/s/ Debra Kuehn                Witness:/s/ Amy M. Randolph
       ----------------------                  ----------------------

                                     EXHIBIT "C"



Schedule of Rents from April 1, 1997 through May 31, 1997:


 SQUARE                         TIME
  FEET         LOCATION         PERIOD                       DATES                             PER SQ. FT.      PER MONTH
-------------------------------------------------------------------------------------------------------------------------

 12,612        2nd floor      2 months           April 1, 1997-May 31, 1997                  @ $12.34 psf      $12,969.17
 12,615        4th floor                                                                     @ $13.85 psf      $14,559.81
                                                                                             ----------------------------
                                                                                               $13.10 psf      $27,528.98

                                    EXHIBIT "C-1"



Schedule of Rents from June 1, 1997 through Lease Expiration:



 SQUARE                         TIME
  FEET         LOCATION         PERIOD                       DATES                            PER SQ. FT.    PER MONTH
------------------------------------------------------------------------------------------------------------------------

 12,612       2nd floor        7 months           June 1, 1997-Dec. 31, 1997                @ $12.34 psf    $ 12,969.17
 12,615       4th floor                                                                     @ $13.85 psf    $ 14,559.81
  7,380      1st floor*                                                                     @    -0-
                                                                                             ---------------------------
                                                                                              $10.13 psf    $ 27,528.98

 12,612       2nd floor        6 months           Jan. 1, 1998-June 30, 1998                @ $12.34 psf    $ 12,969.17
 12,615       4th floor                                                                     @ $13.85 psf    $ 14,559.81
  7,380       1st floor                                                                     @ $14.25 psf    $  8,763.75
                                                                                             ---------------------------
                                                                                              $13.36 psf    $ 36,292.73

 12,612       2nd floor        9 months           July 1, 1998-Mar. 31, 1999                @ $12.59 psf    $ 13,231.17
 12,615       4th floor                                                                     @ $13.85 psf    $ 14,559.81
  7,380       1st floor                                                                     @ $14.25 psf    $  8,763.75
                                                                                             ---------------------------
                                                                                              $13.45 psf    $ 36,554.73

 12,612       2nd floor        3 months           Apr. 1, 1999-June 30, 1999                @ $12.59 psf    $ 13,231.17
 19,995       1st & 4th                                                                     @ $14.25 psf    $ 23,744.06
                 floor                                                                       ---------------------------
                                                                                              $13.61 psf    $ 36,975.23

 12,612       2nd floor       24 months           July 1, 1999-June 30, 2001                @ $13.84 psf    $ 14,545.42
 19,995       1st & 4th                                                                     @ $14.25 psf    $ 23,744.06
                 floor                                                                       ---------------------------
                                                                                              $14.09 psf    $ 38,289.48

 32,607      1st, 2nd &       21 months           July 1, 2001-Mar. 31, 2003                @ $14.25 psf    $ 38,720.81
             4th floors

                               Total Gross Rent paid over 72 months                                       $2,637,519.99
                 Effective rental rate over 72 month period based on 32,607 sq. ft.                          $13.48 psf


* Rental abatement period assumes June 1, 1997 occupancy.  Tenant receives seven
(7) months of rent abatement on the 1st floor. This period shall be adjusted based upon the completion of buildout to provide the Tenant with a full seven month abatement period.